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                                                                EXHIBIT   10.28


                  AMENDMENT NO. 1 TO WARRANTS TO PURCHASE STOCK

     THIS AMENDMENT NO. 1 TO WARRANTS TO PURCHASE STOCK is made as of May 3, 2002 by and between Silicon Valley Bank ("Holder") and Exchange Applications, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company issued to Holder that certain Warrant to Purchase Stock dated as of April 24, 2001 and that certain Warrant to Purchase Stock dated as of July 24, 2001 (collectively, the "Warrants"); and

     WHEREAS, in connection with a credit transaction between the Company and Holder of even date herewith, and as additional consideration to Holder for its agreements in connection therewith, the Company has agreed to amend the Warrants in the manner set forth herein;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company agrees with Holder as follows:

     1. AMENDMENT OF EXERCISE PRICE. Each Warrant is hereby amended so that, effective as of the date hereof, the Exercise Price (as defined in each respective Warrant) is $1.38 [closing price on day immediately preceding the above date].

     2. FUTURE ADJUSTMENTS; CONTINUATION. Except as specifically amended hereby, each Warrant shall continue in full force in effect as originally written. The Exercise Price of each Warrant shall continue to be subject to adjustments from and after the date hereof in accordance with the respective terms of each Warrant.

     3. REPRESENTATION. The Company represents and warrants to Holder that the Company's execution, delivery and performance of this Amendment No. 1 has been approved by all necessary corporate action on the part of the Company's board of directors and stockholders.


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     IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to Warrants to Purchase Stock to be executed and attested by its duly authorized representatives as an instrument under seal as of the date first above written.

ATTEST:                                "COMPANY"

                                       EXCHANGE APPLICATIONS, INC.


By:________________________________    By:___________________________________

Name:______________________________    Name:_________________________________

Title:_____________________________    Title:________________________________